Exhibit 10.3

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is made as of July 31, 2012, by and between Iron Mountain Incorporated, a Delaware corporation (the “Investor”) and Crossroads Systems, Inc., a Delaware corporation (the “Company”).

RECITALS

A.           The Company and the Investor entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, pursuant to which the Company has agreed to issue and sell to the Investor 582,524 shares of common stock, par value $0.0001 per share of the Company (“Common Stock”) (the “Shares”), for an aggregate purchase price of $3,000,000.

B.           To induce the Investor to execute and deliver the Purchase Agreement, the Company has agreed to provide to the Investor certain registration rights under the Securities Act, and applicable state securities laws, subject to the terms and conditions set forth herein.

In consideration of the premises and mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

AGREEMENT

Section 1.          Definitions. For purposes of this Agreement, the following terms will have meanings set forth in this Section, unless the context clearly requires otherwise. Any capitalized terms not defined in this Agreement will have meanings set forth in the Purchase Agreement.

(a)          “Agreement” means this Registration Rights Agreement, as it may be amended, modified or supplemented from time to time.

(b)          “Commission” means the United States Securities and Exchange Commission.

(c)          “Company” has the meaning set forth in the introductory paragraph of this Agreement.

(d)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(e)          “Holder” shall mean the Investor and any assignee or transferee of any Registrable Securities which agrees to be bound by the provisions of this Agreement in accordance with Section 10.

(f)          “Investor” has the meaning set forth in the introductory paragraph of this Agreement.

(g)          “Person” means and includes natural persons, corporations, limited partnerships, limited liability companies, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and any government, governmental agency, instrumentality or political subdivision.

(h)          “Proposed Registration” has the meaning set forth in Section 3(a).

(i)          “Purchase Agreement” has the meaning set forth in Recital A of this Agreement.

(j)          “Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission, that permits the Holders of Registrable Securities to effectuate the public sale of the Registrable Securities pursuant to such registration statement.

(k)          “Registrable Securities” means the Shares (as adjusted for stock splits, combinations, stock dividends and recapitalizations), except for those that have been sold or transferred pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act.

(l)          “Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

Section 2.          Shelf Registration.

(a)          At the request of a Holder, the Company shall, at its cost, prepare and, as promptly as practicable (but in no event later than sixty (60) days following such request) file with the Commission and thereafter use its reasonable best efforts to cause to be declared effective as soon as practicable, a registration statement on Form S-3 (the “Shelf Registration Statement”) relating to the offer and sale of the Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”); provided, however, that no Holder shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder. If the Company determines that it is not eligible to use Form S-3 for the purpose of this Agreement and this Section 2, the Company may use any other appropriate form under the Securities Act relating to any or all of the Registrable Securities in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act and permitting the offering of the Registrable Securities on a continuous basis and the Holders of Registrable Securities to effectuate a public sale of such securities.

2

(b)          The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein (the “Prospectus”) to be lawfully delivered by the Holders of the relevant Registrable Securities, for a period that will terminate when all of the Registrable Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) become eligible for sale pursuant to Rule 144 without restriction pursuant to such rule on the volume of securities that may be sold in any single transaction, assuming for this purpose that the Holders thereof are not affiliates of the Company (in any such case, such period being called the “Shelf Registration Period”). The Company shall be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell such Securities during that period if such action is (i) required by applicable law or (ii) taken by the Company in good faith and contemplated by Section 4 below, and the Company thereafter complies with the requirements of Section 4.

(c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 3.          Piggyback Registration.

(a)          If the Company proposes for any reason to register any of its Common Stock under the Securities Act in connection with the proposed offer and sale of its Common Stock for money either for its own account or on behalf of any other security holders (a “Proposed Registration”) other than pursuant to a registration statement on Form S-4, S-8 or any successor thereto, the Company shall promptly give written notice of such proposed registration to all Holders who are entitled to registration rights under this Agreement and shall offer such Holders the right to request inclusion of the Registrable Securities held by such Holders in the Proposed Registration.

(b)          Each Holder of Registrable Securities shall have 20 days from the receipt of such notice described in Section 3(a) above to deliver to the Company a written request specifying the number of Registrable Securities such Holder intends to sell and such Holder’s intended method of disposition.

(c)          If the Proposed Registration by the Company is, in whole or in part, an underwritten public offering, the Company shall so advise the Holders of Registrable Securities as part of the written notice given pursuant to Section 3(a), and any request under Section 3(b) must specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the Common Stock, if any, otherwise being sold through underwriters under such registration.

3

(d)          Upon receipt of a written request pursuant to Section 3(b), the Company will promptly use its reasonable best efforts to cause all such Registrable Securities to be registered under the Securities Act (and included in any related qualifications under blue sky laws or other compliance), to the extent required to permit sale or disposition as set forth in the Proposed Registration.

(e)          If the offering is to be an underwritten offering, the Holders of Registrable Securities proposing to distribute their Registrable Securities through such underwritten offering agree to enter into a usual and customary underwriting agreement (including customary indemnification and contribution obligations) with the underwriter or underwriters selected for such underwriting by the Company.

(f)          Notwithstanding the foregoing if, in its good faith judgment, the managing underwriter determines and advises the Company in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any other Common Stock proposed to be included therein other than Registrable Securities (such other shares collectively the “Other Shares”), would interfere with the successful marketing of such securities, then the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner: (i) first, securities the Company proposes to sell for its own account, (ii) second, Registrable Securities, pro rata among the respective Holders thereof on the basis of the number of shares for which each such requesting Holder has requested registration, and (iii) third, Other Shares, pro rata among the respective Holders thereof on the basis of the number of shares for which each such requesting Holder has requested registration.

Section 4.          Preparation and Filing. If and whenever the Company is under an obligation pursuant to this Agreement to use its reasonable best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

(a)          prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective in accordance with Section 4(b) and keep such registration statement effective until all the Registrable Securities included on such registration statement (i) have been sold pursuant thereto or (ii) otherwise become eligible for sale pursuant to Rule 144 without restriction pursuant to such rule on the volume of securities that may be sold in any single transaction, assuming for this purpose that the Holders thereof are not affiliates of the Company.

(b)          prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the sale of all the Registrable Securities covered by such registration statement;

4

(c)          advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the registration statement or amendments or supplements to the prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement or the prospectus in order to make the statements therein not misleading;

(d)          if any fact or event contemplated by clause (c)(iv) above shall exist or have occurred, promptly prepare a supplement or post-effective amendment to the registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. If the Company has delivered preliminary or final prospectuses to the selling Holders and, after having done so, the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Holders and, if requested, the selling Holders shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company (the Company shall promptly provide the selling Holders with revised prospectuses, and following receipt of the revised prospectuses, the selling Holders shall be free to resume making offers of Registrable Securities;

(e)          if at any time the Commission shall issue any stop order suspending the effectiveness of the registration statement or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(f)          furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of the registration statement or any prospectus included therein or any amendments or supplements to any such registration statement or prospectus (including, if requested, all documents incorporated by reference after the initial filing of such registration statement);

5

(g)          if requested by any selling Holder or the underwriter(s), if any, incorporate in the registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holder and underwriter(s), if any, may reasonably request to have included therein, with respect to the number of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(h)          furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the registration statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(i)          deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

(j)          prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify the Registrable Securities under the securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the registration statement, in any jurisdiction where it is not now so subject;

(k)          use its reasonable best efforts to cause all Registrable Shares to be listed on any securities exchange or market on which the Common Stock, or any similar securities, is then listed or quoted;

(l)          cause to be maintained a registrar and transfer agent for all Registrable Securities;

(m)          cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”) and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of the FINRA;

(n)          otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of the Securities Act and Rule 158 thereunder (which need not be audited) for the twelve month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the registration statement;

6

(o)          enter into such customary agreements in order to expedite or facilitate the disposition of such Registrable Securities;

(p)          make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided that Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further, each direct or indirect recipient of Records agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

(q)          shall hold in confidence and not make any disclosure of information concerning the Holders provided to the Company unless: (i) disclosure of such information is necessary to comply with federal or state securities laws or the Company’s obligations under this Agreement, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning any Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

(r)          in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering.

Section 5.          Expenses. The Company shall pay all expenses incurred in complying with this Agreement, including without limitation all registration and filing fees, fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of Company’s counsel and the reasonable fees and disbursements of one counsel for the selling Holders (not to exceed $15,000); provided, however, that all underwriting discounts and selling commissions applicable to the shares of Registrable Securities covered by any registration effected pursuant to this Agreement hereof shall be borne by the Holders thereof.

7

Section 6.          Indemnification.

(a)          Indemnification by the Company. The Company agrees to indemnify and hold harmless (i) each Holder participating in a Registration Statement under this Agreement and any underwriter (as determined in the Securities Act) for a Holder, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing (a “Controlling Person”), and (iii) the respective officers, directors, partners, members, managers, employees, representatives, and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii), or (iii) may hereinafter be referred to as a “Purchaser Indemnitee”) from and against any and all losses, claims, damages, judgments, actions, reasonable out-of-pocket expenses, and other liabilities, including, as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of outside counsel to any Purchaser Indemnitee, joint or several (the “Liabilities”), directly or indirectly related to, based upon, arising out of, resulting from or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus (preliminary, amended, supplemented, or final), Issuer Free Writing Prospectus (as amended or supplemented) or any other document prepared by the Company used to sell the Registrable Securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made), not misleading, except insofar as such Liabilities arise out of or are based upon (x) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Company or any underwriter in writing by or on behalf of such Purchaser Indemnitee expressly for use therein, or (y) any sales by the Holder after the delivery by the Company to the Holder of a notice to cease making offers as described in Section 4(d) and before the delivery by the Company of notice regarding the end of such cessation. The Company shall notify the Holder promptly of the institution, threat, or assertion of any claim, proceeding (including any governmental investigation), or litigation which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

8

(b)          Indemnification by the Holders. In connection with any Registration Statement in which a Holder is participating, each Holder (severally and not jointly) agrees to indemnify and hold harmless the Company, Controlling Persons of the Company, and the respective officers, directors, partners, members, managers, representatives, employees, and agents of the Company or Controlling Persons of the Company to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to (i) untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Holder furnished to the Company in writing by or on behalf of the Holder expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary Prospectus, and (ii) any sales by the Holder after the delivery by the Company to the Holder of a notice to cease making offers as described in Section 4(d) and before the delivery by the Company of notice regarding the end of such cessation. If the Holder elects to include Registrable Securities in an Underwritten Offering, the Holder shall be required to agree to such customary indemnification provisions as may reasonably be required by the underwriter in connection with such Underwritten Offering. In no event shall any Holder be responsible for Liabilities under this Agreement to the Company or Controlling Persons of the Company or the respective officers, directors, partners, members, managers, representatives, employees and agents of the Company or Controlling Persons of the Company in excess of the net proceeds received by such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement, or amounts paid in settlement of any Liabilities if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

(c)          Indemnification Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim, or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to Section 6(a) or (b), such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any Liability which it may have under this Section 6, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall assume the defense of such proceeding and pay the fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party may retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not pursue in a reasonable manner the defense of such action, or (iv) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party, in which event the Indemnifying Party may not assume or direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm shall be designated in writing by the Holders of a majority of the Registrable Securities included in the Registration Statement and any such separate firm for the Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any Liability by reason of such settlement or judgment to the extent provided in this Section 6 without reference to this sentence. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all Liability on claims that are the subject matter of such proceeding.

9

(d)          Contribution. If the indemnification provided for in Section 6(a) or (b) is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such sections, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Parties on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Parties and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and any Purchaser Indemnitees, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)          Contribution Procedures. The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 6(d) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(e), in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Securities exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 6, each Controlling Person of the Holder, if any, and each officer, director, partner, member, employee, representative, agent, or manager of the Holder shall have the same rights to contribution as the Holder, as the case may be, and each Controlling Person of the Company, if any, and each officer, director, partner, member, employee, representative, agent, or manager of the Company shall have the same rights to contribution as the Company, as the case may be. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

10

(f)          Additional Liability. The indemnity and contribution agreements contained in this Section 6 will be in addition to any Liability which any Indemnifying Party may otherwise have to any Indemnified Party referred to above. Each Purchaser Indemnitee’s obligations to contribute pursuant to this Section 6 are not joint but are several in the proportion that the number of Shares sold by such Purchaser Indemnitee bears to the number of Shares sold by all Purchaser Indemnities.

(g)          Underwriting Agreement. Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the Registrable Securities, the Company, the selling Holders and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provisions of this Section shall be deemed inoperative for purposes of such offering.

Section 7.          Reporting Requirements Under the Exchange Act. The Company agrees to (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, and (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the Commission. The Company acknowledges and agrees that the purposes of the requirements contained in this Section are (x) to enable any such Holder to comply with the current public information requirement contained in Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision); and (y) to qualify the Company for the use of registration statements on Form S-3. In addition, the Company agrees to take such other measures and file such other information, documents and reports as shall be required of it hereafter by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3.

11

Section 8.          Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

Section 9.          Termination of Rights. The rights of the Holders to have registered Registrable Securities pursuant to this Agreement, and the Company’s obligations to effect such registration, shall terminate on the earlier of the date on which all Registrable Securities (i) have been registered under applicable federal and state securities laws and sold by the Holders pursuant to such registration statements, or (ii) have been sold by the Holders pursuant to Rule 144.

Section 10.         Transferability. The registration rights under this Agreement may be assigned and transferred by any Holder to any assignee or transferee as to any or all of the Shares, provided, however, that the assignee or transferee agrees in writing to acquire and hold such Shares subject to the provisions of this Agreement.

Section 11.         Miscellaneous.

(a)          Waivers and Amendments. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, except pursuant to a written consent of the Company and the Investor (so long as the Investor /or its Affiliates hold a majority of the Regstrable Securities, and otherwise to the Holders of a majority of the Registrable Securities).

(b)          Rights of the Holder.

(i)          The Investor (so long as the Investor and/or its Affiliates hold a majority of the Registrable Securities, otherwise the Holder of a majority of the Registrable Securities) shall have the absolute right to exercise or refrain from exercising any right or rights which the Investor may have by reason of this Agreement, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and the Investor shall not incur any liability to any other Holder or Holders with respect to exercising or refraining from exercising any such right or rights.

(ii)         The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Sections 2 and 4 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Holders may obtain such relief as may be required to specifically enforce the Company’s obligations under Sections 2 and 4 hereof; provided, however, that Holders hereby agree that there shall be no breach of this Agreement by the Company, and no remedy may be sought hereunder by the Holders, unless a registration statement covering the Registrable Securities has not been declared effective by the Commission prior to the Lockup Expiration Date.

12

(c)          Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first class postage prepaid, registered or certified mail, (i) if to any Holder, at the address set forth on the signature page hereto, or such address as such Holder may specify by written notice to the Company, or (ii) if to the Company, at the address set forth on the signature page hereto or at such other location or address as the Company may specify by notice to the Holders, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given as provided in Section 7.11 of the Purchase Agreement.

(d)          Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(e)          Choice of Law. This Agreement shall be governed by and construed under the laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas, and each of the parties consents to the jurisdiction of the courts of the State of Texas (and of the appropriate appellate courts) and waives any objection to venue laid therein.

(f)          Counterparts. This Agreement may be executed in a number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which collectively constitute one agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. A facsimile or photocopy of an executed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

[Signature page follows.]

13

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed and delivered as of the day and year first written above.

THE INVESTOR:

Iron Mountain Incorporated

By:	/s/ C. Richard Reese
Name:	C. Richard Reese
Title:	Chairman & CEO

Address for Notices:

745 Atlantic Avenue
Boston, Massachusetts 02111
Attn: General Counsel: Ernest W. Cloutier
Fax: (617) 451-0409

THE COMPANY:

Crossroads Systems, Inc.

By:	/s/ Brian Bianchi
Name:	Brian Bianchi
Title:	COO

Address for Notices:

11000 North MoPac Expressway
Austin, Texas 78759
Attn: Jennifer Crane
Telecopy: (512) 349-0304

14